EXHIBIT 10.16

                                 August 23, 2005

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                                    AGREEMENT


                                  by and among


                        NAVIDEC FINANCIAL SERVICES, INC.,


                       CHOPIN DEVELOPPEMENT INTERNATIONAL,



                                       and


                           MR. JEAN-CHRISTOPHE CHOPIN






                           Dated as of August 23, 2005


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                                    AGREEMENT


     This AGREEMENT (the "Agreement") is entered into this 23rd day of August, 2005 by and among Chopin Developpement International, a French Societe par Actions Simplifiee ("CDI"), Jean-Christophe Chopin, a French national residing at 88 chemin des Cornillons 1292 Chambesy Suisse ("JCC"), and Navidec Financial Services, Inc., a Colorado corporation ("NFS"). The Exhibits attached to, and referenced in, this Agreement shall be deemed incorporated herein.

                                    RECITALS

     WHEREAS, NFS, through its Business Development Division, is in the business of acquiring controlling interests in development stage companies in order to further their growth by assisting them in raising capital, developing business plans, and providing accounting and legal personnel and other services; and

     WHEREAS, JCC is the Chief Executive Officer, President and sole shareholder of CDI and in such capacity has been implementing the businesses of CDI as described below;

     WHEREAS, CDI, directly and through it Subsidiaries, has developed an electronic wallet transaction platform (the "Electronic Wallet") used to conduct transactions over the internet utilizing electronic money that is presently being utilized for completing Pan European e-commerce transactions; and

     WHEREAS, the parties desire to form a U.S. corporation ("USCO") for the purpose of co-developing and further enhancing the Electronic Wallet and to create a worldwide rollout of the Electronic Wallet (the "Business"), on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:


                                    ARTICLE I

                                   DEFINITIONS


     Section 1.1 Defined Terms. As used herein, the terms below shall have the following meanings:

     "Agreement" shall have the meaning set forth in the preamble of this Agreement.

     "Assets" shall have the meaning set forth in Section 2.3.

     "Business" shall have the meaning set forth in the recitals of this Agreement.

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     "CDI" shall have the meaning set forth in the preamble of this Agreement.

     "Closing" shall have the meaning set forth in Section 3.1.

     "Closing Date" shall have the meaning set forth in Section 3.1.

     "Confidential Information" shall have the meaning set forth in Section 5.6(2).

     "Disclosing Party" shall have the meaning set forth in Section 5.6(2)

     "Due Diligence Information" shall have the meaning set forth in Section 5.6(1).

     "EU" shall have the meaning set forth in Section 4.1(6).

     "Electronic Wallet" shall have the meaning set forth in the recitals.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder.

     "Financial Statements" shall have the meaning set forth in Section 4.1(14).

     "Intellectual Property" shall mean means all of the following in any jurisdiction throughout the world: (i) patents, patent applications and patent disclosures, (ii) trademarks, service marks, trade dress, trade names, corporate names, logos and Internet domain names, together with all goodwill associated with each of the foregoing, (iii) copyrights, software and copyrightable works,
(iv) registrations and applications for any of the foregoing, (v) trade secrets, confidential information and inventions and (vi) rights under any license agreements for any of the foregoing.

     "JCC" shall have the meaning set forth in the preamble of this Agreement.

     "JCC Shares" shall have the meaning set forth in Section 2.2.

     "Knowledge" shall mean the actual knowledge of the officers or directors of CDI or NFS or the actual knowledge of JCC.

     "NFS" shall have the meaning set forth in the preamble of this Agreement.

     "NFS Non-Voting Shares" shall have the meaning set forth in Section 2.2.

     "NFS Shares" shall have the meaning set forth in Section 2.2.

     "Nasdaq Market" shall have the meaning set forth in Section 6.1(2).

     "Non-Voting Stock" shall have the meaning set forth in Section 2.1.


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     "Parties" shall mean NFS, CDI and JCC.

     "Person" shall mean an individual, a corporation, a partnership, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     "Pre-Closing Period" shall have the meaning set forth in Section 2.1.

     "Preferred Offering" shall have the meaning set forth in Section 2.4.

     "Receiving Party" shall have the meaning set forth in Section 5.6(2)

     "Registration Statement" shall have the meaning set forth in Section 6.1.

     "Registered Securities" shall have the meaning set forth in Section 6.1(1).

     "Representative" shall have the meaning set forth in Section 5.6(2)

     "SEC" shall mean the U.S. Securities and Exchange Commission.

     "Securities Act" shall mean the Securities Act of 1933, as amended, and the regulations promulgated thereunder.

     "Subsidiary" means any corporation or other organization, whether incorporated or unincorporated, in which NFS or CDI owns, directly or indirectly, any equity or other ownership interest.

     "USCO" shall have the meaning set forth in the recitals of this Agreement.

     "USCO Articles" shall have the meaning set forth in Section 2.1.

     "USD" shall mean U.S. Dollars.

     "Voting Stock" shall have the meaning set forth in Section 2.1.


                                   ARTICLE II

                           DESCRIPTION OF TRANSACTION


     Section 2.1 Formation of USCO. NFS shall form a U.S. corporation to be named "Bank4" if permissible under U.S. banking laws and formed under the laws of the State of Colorado as soon as possible following the execution of this Agreement and prior to the Closing Date (the "Pre-Closing Period"). The Articles of Incorporation of USCO (the "USCO Articles") shall provide for two classes of common stock consisting of one class of non-voting common stock at a par value

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of $.001 per share (the "Non-Voting Stock") and one class of voting common stock at a par value of $.001 per share (the "Voting Stock"). The USCO Articles shall contain such other provisions as are customary and shall be in a form reasonably satisfactory to the parties.

     Section 2.2 Distribution of Shares. In consideration of the contributions of CDI and JCC set forth in Section 2.3, upon formation of USCO JCC shall receive 10,000,000 shares of Voting Stock representing 50% of the voting power of USCO and at Closing JCC shall receive 16,000,000 shares of Non-Voting Stock representing the right to receive 70.00% of any revenue distribution made by USCO (collectively, the "JCC Shares"). In consideration of the contributions of NFS set forth in Section 2.4, upon formation of USCO NFS shall receive 10,000,000 shares of Voting Stock representing 50% of the voting power of USCO and at Closing NFS shall receive 6,500,000 shares of Non-Voting Stock (the "NFS Non-Voting Shares") representing the right to receive 30.00% of any revenue distribution made by USCO (collectively, the "NFS Shares"). Following the Closing, USCO will have 20,000,000 shares of Voting Stock issued and outstanding and 22,500,000 shares of Non-Voting Stock issued and outstanding. The NFS Non-Voting Stock is subject to cancellation pursuant to Section 2.5.

     Section 2.3. Contributions of CDI and JCC. Upon execution of this Agreement, JCC and/or CDI shall contribute $4,000 to be used for expenses related to the formation of USCO. Such funds shall be held by NFS in a separate account until USCO is formed and its bank accounts have been established. At Closing, JCC, at his sole expense, shall contribute to USCO all of the issued and outstanding shares of CDI and at the time of Closing CDI shall own, directly or indirectly, all of the assets listed on Schedule 2.3 (the "Assets") which shall include all of the assets of CDI and any of its Subsidiaries related to the Electronic Wallet. The Assets shall have a stated value of Fifty Million USD ($50,000,000) which will be determined by the Chief Executive Officer of NFS and approved by the NFS Board of Directors prior to the contributions made by NFS under Section 2.4. Additionally, CDI shall contribute the man power and technological know-how necessary to complete the development of the Business and assist NFS in raising the required capital as set forth in Section 2.4 using commercially reasonable efforts.

     Section 2.4 Contributions of NFS. Upon execution of this Agreement, NFS shall contribute $1,000 to be used for expenses related to the formation of USCO. Such funds shall be held by NFS in a separate account until USCO is formed and its bank accounts have been established. Following the execution of this Agreement, NFS shall use commercially reasonable efforts to conduct a private or public offering of shares of NFS preferred stock (the "Preferred Offering") to raise $5,000,000 gross proceeds. NFS shall contribute the net proceeds of the Preferred Offering to USCO. The terms of the Preferred Offering shall include a one-time right at the option of the preferred shareholder to convert the NFS preferred shares purchased in the Preferred Offering into either shares of NFS common stock or USCO common stock At least $2,500,000 of the gross proceeds from the Preferred Offering shall come from investors identified by CDI and/or JCC.

     Section 2.5 Cancellation Provision. The number of NFS Non-Voting Shares shall be subject to cancellation by USCO as follows:

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            (1) If on or before November 30, 2005, or 30 days after the completion of an offering document jointly prepared by CDI and NFS, whichever is later, the Closing of this Agreement has not occurred, then no NFS Non-Voting Shares shall be due and the Letter of Intent dated as of July 19, 2005 between NFS and CDI shall be terminated;

            (2) If on or before March 31, 2006 or 15 days after a Registration Statement is declared effective by the SEC, whichever is later, a public offering of its shares of common stock not been completed at a price that results in gross proceeds to USCO of an aggregate value of at least Five Million USD ($5,000,000), and the market valuation of USCO after completion of the public offering is not at least One Hundred Million USD ($100,000,000), then One Million (1,000,000) NFS Non-Voting Shares shall be canceled; provided, however, in the event the Closing Date is extended beyond November 30, 2005 then the date in this Section 2.5(2) shall be extended for an equal number of days; and

            (3) If on or before September 30, 2006, USCO's market valuation (as determined by the number of shares of USCO outstanding multiplied by the current market price of such shares) does not meet or exceed One Hundred Fifty Million USD ($150,000,000), then Five Hundred Thousand (500,000) NFS Non-Voting Shares shall be canceled.

provided that in the event cancellation is not possible, then NFS agrees to transfer the equivalent value in shares to CDI as may be required under this
Section 2.5


                                   ARTICLE III

                              CLOSING AND DELIVERY


     Section 3.1 Closing. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at 10:00 a.m. local time on the 30th day of November 2005, at the offices of Ballard Spahr Andrews & Ingersoll, LLP, 1225 17th Street, Suite 2300, Denver, Colorado 80202, or at such other time or place as CDI and NFS may mutually agree (such date is hereinafter referred to as the "Closing Date").

     Section 3.2 Conditions to Obligations of NFS. The obligation of NFS to consummate the transactions contemplated hereby is subject to the satisfaction on or prior to the Closing Date, of each of the following conditions, any of which may be waived (in whole or in part) by NFS in accordance with Section 8.3:

            (1) Litigation. There shall not be any judgment, decree, injunction, order or ruling in effect preventing the consummation of the transactions contemplated by this Agreement.

            (2) Covenants and Representations. CDI shall have performed in all material respects all agreements and covenants required hereby to be performed by CDI prior to or at the Closing Date, and the representations and warranties of CDI made in Section 4.1 shall be true and correct in all material respects as of the Closing Date as if made on such date.

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            (3) Covenants and Representations. JCC shall have performed in all material respects all agreements and covenants required hereby to be performed by JCC prior to or at the Closing Date, and the representations and warranties of JCC made in Section 4.3 shall be true and correct in all material respects as of the Closing Date as if made on such date.

            (4) Governmental Filings. All governmental filings, authorizations and approvals that are required for the transfer of the Assets to USCO shall have been made and obtained on terms reasonably satisfactory to NFS.

            (5) Approvals. The transactions contemplated hereby shall have been approved by (i) the Board of Directors or similar governing body of CDI, (ii) the Board of Directors of NFS, and (iii) Mr. Jean-Christophe Chopin, as the sole stockholder of CDI.

            (6) Closing Agreement. CDI and JCC shall have delivered and performed their obligations under the Closing Agreement.

            (7) USCO Stock Certificates. NFS shall have caused USCO to have delivered to NFS certificates representing the NFS Shares to be issued to NFS under Section 2.2.

            (8) Due Diligence Investigation. The obligation of NFS to perform under this Agreement at Closing is subject to its complete satisfaction in its sole discretion:

                (a) of the results of its investigation and review of the business, operations, assets, liabilities, cash flow, condition (legal, financial and otherwise) and other matters relating to CDI and the Assets; and

                (b) if NFS determines that it is not satisfied with its investigation and review, then NFS shall issue a notice to CDI and JCC, delivered in accordance with the notice provisions of this Agreement, prior to the Closing. If NFS fails to exercise its rights set forth in this Section 3.2(8) and does not issue the notice referred to herein, then NFS` right to terminate its obligations under this Agreement under this Section 3.2(8) shall be deemed waived.

            (9) Delivery of Financial Statements. CDI shall have provided to NFS
(i) audited financial statements for the years ended December 31, 2002, December 31, 2003 and December 31, 2004 and (ii) unaudited financial statements for the six month periods ended June 30, 2005 and June 30, 2004, and such other financial statements as may be required by the SEC in order for the Registration Statement contemplated in Section 6.1 to be declared effective and in each instance prepared in accordance with generally accepted accounting principles in the United States and certified by management of CDI.

            (10) Third-Party Consents. On or before the Closing Date, all material consents or approvals by any third party, if any, which are required to be obtained by CDI in connection with the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated herein shall have been obtained.

            (11) Execution of Business Consulting Agreement. On the Closing Date, NFS and CDI shall enter into a Business Consulting Agreement, essentially in the form attached hereto as Exhibit A, whereby NFS will provide certain

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consulting and services to USCO for a fee of (i) $10,000 per month for the period from the date of the execution of this Agreement through the date on which the Registration Statement (as defined in Section 6.1) has become effective, and (ii) $30,000 per month for the period of twelve (12) months from the date that the Registered Securities (as defined in Section 6.1) are listed for trading pursuant to Section 6.1.

            (12) Non-Competition and Non-Solicitation Agreements. CDI shall have executed the non-competition and non-solicitation agreement, essentially in the form attached hereto as Exhibit B.

            (13) No Contracts Terminated. None of the contracts listed on
Schedule 2.3 shall have been terminated prior to the Closing Date.

            (14) No Damage to Assets. At the Closing Date the machinery, equipment, inventory, or other tangible property of CDI, including any Subsidiaries, shall not have suffered loss or damage on account of fire, flood, accident, act of war, civil commotion, or any other cause or event beyond the reasonable power and control of CDI (whether or not similar to the foregoing), to an extent which substantially affects the value of the properties and assets of CDI or any of its Subsidiaries. Loss or damage shall be considered to affect substantially the value of said properties and assets within the meaning of this subsection if the book value of such properties and assets so lost or damaged exceeds 5% in book value of all such tangible properties and assets.

            (15) No Material Adverse Change. There shall have been no material adverse change with respect to CDI or its business.

            (16) Closing Deliveries. On or prior to the Closing Date, CDI or JCC shall have delivered to NFS all of the following:

                (a) transfer documents related to the assignment of Intellectual Property, if any, in form reasonably satisfactory to the parties;

                (b) a certificate from the President of CDI in a form reasonably satisfactory to NFS, dated as of the Closing Date, stating that the conditions specified in Section 3.2(2) have been satisfied;

                (c) a certificate from JCC in a form reasonably satisfactory to NFS, dated as of the Closing Date, stating that the conditions specified in
Section 3.2(3) have been satisfied;

                (d) an officer's certificate, having attached thereto (i) a full, true and correct copy of all resolutions adopted by the Board of Directors or similar governing body of CDI authorizing the transactions hereby, and certifying that such resolutions have not been revoked, modified, rescinded, or amended and are in full force and effect as of the date of the certificate, and
(ii) a full, true and correct copy of all resolutions adopted by the sole stockholder of CDI authorizing the transactions hereby, and certifying that such

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resolutions have not been revoked, modified, rescinded, or amended and are in full force and effect as of the date of the certificate; and

                (e) such other documents or instruments as NFS or its counsel may reasonably request to effect the transactions contemplated hereby.

     Section 3.3 Conditions to Obligations of CDI. The obligations of CDI to consummate the transactions contemplated hereby are subject to the satisfaction on or prior to the Closing Date, of each of the following conditions, any of which may be waived (in whole or in part) by CDI in accordance with Section 8.3:

            (1) Litigation. There shall not be any judgment, decree, injunction, order or ruling in effect preventing the consummation of the transactions contemplated by this Agreement.

            (2) Covenants and Representations. NFS shall have performed in all material respects all agreements and covenants required hereby to be performed by NFS prior to or at the Closing Date, and the representations and warranties of NFS made in Section 4.2 shall be true and correct in all material respects as of the Closing Date as if made on such date.

            (3) Covenants and Representations. JCC shall have performed in all material respects all agreements and covenants required hereby to be performed by JCC prior to or at the Closing Date, and the representations and warranties of JCC made in Section 4.3 shall be true and correct in all material respects as of the Closing Date as if made on such date.

            (4) Payment of the NFS Funding. NFS shall have delivered to USCO the cash commitment specified in Section 2.4.

            (5) Governmental Filings. All governmental filings, authorizations, permits and approvals, if any, that are required in connection with the transactions contemplated herein shall have been made and obtained on terms reasonably satisfactory to CDI.

            (6) Approvals. The transactions contemplated hereby shall have been approved by (i) the Board of Directors or similar governing body of CDI, (ii) the Board of Directors of NFS, and (iii) Mr. Jean-Christophe Chopin, as the sole stockholder of CDI.

            (7) Closing Agreement. NFS shall have entered into and performed its obligations under the Closing Agreement.

            (8) Third-Party Consents. On or before the Closing Date, all material consents or approvals by any third party, if any, which are required to be obtained by NFS in connection with the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated herein shall have been obtained.

            (9) Execution of Business Consulting Agreement. On the Closing Date, NFS and CDI shall enter into a Business Consulting Agreement, essentially in the form attached hereto as Exhibit A, whereby NFS will provide certain consulting and services to USCO for a fee of (i) $10,000 per month for the period from the

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date of the execution of this Agreement through the date on which the
Registration Statement has become effective, and (ii) $30,000 per month for the period of twelve (12) months from the date that the Registered Securities are listed for trading pursuant to Section 6.1.

            (10) Closing Deliveries. On or prior to the Closing Date, NFS or JCC shall have delivered to CDI all of the following:

                (a) a certificate from the President of NFS in a form reasonably satisfactory to CDI, dated as of the Closing Date, stating that the conditions specified in Section 3.3(2) have been satisfied;

                (b) a certificate from JCC in a form reasonably satisfactory to NFS, dated as of the Closing Date, stating that the conditions specified in
Section 3.3(3) have been satisfied;

                (c) a secretary's certificate having attached thereto a full, true and correct copy of all resolutions adopted by the NFS Board of Directors authorizing the transactions hereby, and certifying that such resolutions have not been revoked, modified, rescinded, or amended and are in full force and effect as of the date of the certificate; and

                (d) such other documents or instruments as CDI or its counsel may reasonably request to effect the transactions contemplated hereby.

     Section 3.4 Conditions to Obligations of JCC. The obligations of JCC to consummate the transactions contemplated hereby are subject to the satisfaction on or prior to the Closing Date, of each of the following conditions, any of which may be waived (in whole or in part) by JCC in accordance with Section 8.3:

            (1) Litigation. There shall not be any judgment, decree, injunction, order or ruling in effect preventing the consummation of the transactions contemplated by this Agreement.

            (2) Covenants and Representations. CDI shall have performed in all material respects all agreements and covenants required hereby to be performed by CDI prior to or at the Closing Date, and the representations and warranties of CDI made in Section 4.1 shall be true and correct in all material respects as of the Closing Date as if made on such date.

            (3) Covenants and Representations. NFS shall have performed in all material respects all agreements and covenants required hereby to be performed by NFS prior to or at the Closing Date, and the representations and warranties of NFS made in Section 4.2 shall be true and correct in all material respects as of the Closing Date as if made on such date.

            (4) Payment of the NFS Funding. NFS shall have delivered to USCO the cash commitment specified in Section 2.4.

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            (5) Approvals. The transactions contemplated hereby shall have been approved by (i) the Board of Directors or similar governing body of CDI, (ii) the Board of Directors of NFS, and (iii) Mr. Jean-Christophe Chopin, as the sole stockholder of CDI.

            (6) Closing Agreement. NFS and CDI shall have entered into and performed their obligations under the Closing Agreement.

            (7) USCO Stock Certificates. NFS shall have caused USCO to have delivered to JCC certificates representing the JCC Shares to be issued to JCC under Section 2.2.

            (8) Closing Deliveries. On or prior to the Closing Date, NFS and CDI shall have delivered to JCC all of the following:

                (a) a certificate from the President of NFS in a form reasonably satisfactory to JCC, dated as of the Closing Date, stating that the conditions specified in Section 3.4(3) have been satisfied;

                (b) a certificate from the President of CDI in a form reasonably satisfactory to JCC, dated as of the Closing Date, stating that the conditions specified in Section 3.4(2) have been satisfied;

                (c) a secretary's certificate having attached thereto a full, true and correct copy of all resolutions adopted by the NFS Board of Directors authorizing the transactions hereby, and certifying that such resolutions have not been revoked, modified, rescinded, or amended and are in full force and effect as of the date of the certificate;

                (d) an officer's certificate, having attached thereto, a full, true and correct copy of all resolutions adopted by the Board of Directors or similar governing body of CDI authorizing the transactions hereby, and certifying that such resolutions have not been revoked, modified, rescinded, or amended and are in full force and effect as of the date of the certificate; and

                (f) such other documents or instruments as JCC or his counsel may reasonably request to effect the transactions contemplated hereby.

     Section 3.5 Legends on Stock Certificates. The stock certificates to be delivered to NFS and JCC by USCO representing the shares of Voting Stock and Non-Voting Stock to be received by NFS and JCC as set forth in Section 2.2 may bear one or all of the following legends:

          (1) "THE SECURITIES REPRESENTED BY THIS STOCK CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR APPLICABLE STATE SECURITIES LAWS ("STATE ACTS") AND SHALL NOT BE SOLD, PLEDGED, HYPOTHECATED, DONATED, OR OTHERWISE TRANSFERRED (WHETHER OR NOT FOR CONSIDERATION) BY THE HOLDER, EXCEPT UPON THE ISSUANCE TO THE COMPANY OF A FAVORABLE

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               OPINION OF ITS COUNSEL OR THE SUBMISSION TO THE COMPANY OF SUCH
               OTHER EVIDENCE AS MAY BE SATISFACTORY TO COUNSEL FOR THE COMPANY, TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT AND THE STATE ACTS."

          (2) Any legend imposed or required by applicable state law or USCO's Bylaws.

     Section 3.6 Other Closing Matters. Each of the parties shall use their reasonable efforts to take such other actions required hereby to be performed by it prior to or on the Closing Date.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

     Section 4.1 Representations and Warranties of CDI. Except as set forth on the Schedule of Exceptions attached hereto as Schedule 4.1, CDI hereby represents and warrants to NFS, as of the Closing Date, as follows:

            (1) Organization and Standing of CDI. CDI is a Societe par Actions Simplifiee (corporation) duly organized, validly existing and in good standing under the laws of France. It has all requisite corporate power and authority to carry on its business as now being conducted, to enter into this Agreement and to carry out and perform the terms and provisions of this Agreement. CDI is duly qualified to do business and is in good standing in each jurisdiction or country in which the failure to be so qualified would have a material adverse effect on the condition (financial or otherwise), business, net worth, assets (including intangible assets), properties or operations of CDI.

            (2) Capitalization. All of CDI's authorized and outstanding equity securities (including securities convertible into equity securities) are identified on Schedule 4.1 attached hereto. Other than as set forth on Schedule 4.1, there are no outstanding shares of capital stock or any options, warrants or other preemptive rights, rights of first refusal or similar rights to purchase equity securities of CDI.

            (3) Subsidiaries. Except as set forth on Schedule 4.1, CDI does not hold a controlling interest in any other entity, and there are no outstanding shares of capital stock or any options, warrants or other preemptive rights, rights of first refusal or similar rights to purchase equity securities of any other entity in which CDI holds a controlling interest.

            (4) Due Authorization; Enforceability. The execution, delivery, and performance of this Agreement shall have been duly authorized by all requisite corporate action. This Agreement constitutes a valid and binding obligation of CDI enforceable in accordance with its terms (except as limited by bankruptcy, insolvency, or other laws affecting the enforcement of creditors' rights). The execution, delivery and performance of this Agreement will not conflict with any

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provision of the Articles, Bylaws, minutes or share certificates or similar governing documents of CDI, or of any contract to which CDI is a party or otherwise bound.

            (5) Litigation. There are no legal actions, suits, arbitrations, or other legal or administrative proceedings pending or threatened against CDI which would affect it, its properties, assets, or business. CDI is not aware of any facts which, to its Knowledge, might result in any action, suit, arbitration, or other proceeding which, in turn, might result in a material adverse change in the business or condition (financial or otherwise), properties or assets of CDI. CDI is not in default with respect to any judgment, order, or decree of any court, government agency or instrumentality.

            (6) Compliance With the Law and Other Instruments. To the best of CDI's Knowledge, the business operations of CDI have been and are being conducted in accordance with all applicable laws, rules, and regulations of all authorities. CDI is not in violation of, or in default under, any term or provision of the Articles or Bylaws or similar governing documents, or of any lien, mortgage, lease, agreement, instrument, government requirement, order, judgment, or decree, or subject to any restriction, contained in any of the foregoing, of any kind or character which materially adversely affects in any way the business, properties, assets, or prospects of CDI, or which would prohibit CDI from entering into this Agreement or prevent consummation of the issuance of securities contemplated by this Agreement. The Parties acknowledge and agree that in order to issue electronic money within the European Union ("EU") an entity is required to obtain a license granted by the competent authority of an EU Member State and is subject to regulation. Neither CDI nor any of its direct or indirect Subsidiaries currently has such license and is able under its own name to issue electronic money in Europe. Therefore, the issuance of electronic money for CDI members or customers is currently assumed by a banking partner in Germany called Netbank when necessary. It is the intention of the Parties that USCO forms a Subsidiary which will apply for such Electronic Money Issuer License in accordance with applicable regulations.

            (7) Title to Properties and Assets. CDI has good and marketable title to all its properties and assets, including without limitation, all intellectual property rights and trade secrets and that property used or located on property controlled by CDI in its business (except assets sold in the ordinary course of business), free and clear of all mortgages, pledges, liens, charges, security interests, encumbrances, or any other restriction except those which do not materially adversely affect the use thereof. With respect to the property or assets it leases, CDI is in compliance with such leases and, to its Knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances.

            (8) Contracts and Other Obligations. CDI is not a party to or otherwise bound by, any written or oral:

                (a) contract or agreement not made in the ordinary course of business;

                (b) contract with any labor union;

                (c) bonus, pension, profit-sharing, retirement, share purchase, stock option, hospitalization, group insurance, or similar plan providing employee benefits;

                (d) advertising contract or contract for public relations services; or

                (e) any contract, agreement, lease, document, or other arrangement with which CDI is not in compliance.

            (9) Records. The books of account, minute books, stock certificate books, and stock transfer ledgers or similar records of CDI are complete and correct, and there have been no transactions involving the business of CDI which properly should have been set forth in said respective books, other than those set forth therein.

            (10) Brokers or Finders. All negotiations on the part of CDI relative to this Agreement and the transactions contemplated hereby have been carried on by CDI without the intervention of any Person or as the result of any act of CDI in such manner as to give rise to any valid claim for a brokerage commission, finder's fee, or other like payment.

            (11) Taxes. Except as provided in Schedule 4.1, CDI has duly filed all foreign, federal, state, county and local income, franchise, excise, real and personal property and other tax returns and reports (including, but not limited to, those relating to social security, withholding, unemployment insurance, and occupation (sales) and use taxes) required to have been filed by CDI up to the date hereof. All of the foregoing returns are true and correct in all material respects and CDI has paid all taxes, interest and penalties shown on such returns or reports as being due. CDI has no liability for any taxes, interest or penalties of any nature whatsoever, except for those taxes which may have arisen up to the Closing Date in the ordinary course of business and are properly accrued on the books of CDI as of the Closing Date.

            (12) Environmental and Safety Laws. To its Knowledge, CDI is not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and no material expenditures are or will be required in order to comply with any such existing statute, law or regulation.

            (13) Governmental Consents. No consent, approval, order or authorization of, or filing with, any foreign, federal, state, or local governmental authority on the part of CDI is required in connection with the transactions contemplated in this Agreement.

            (14) Financial Statements. CDI agrees to provide to NFS prior to the preparation for the filing of any registration statement by USCO for the registration of USCO securities (i) audited financial statements for the years ended December 31, 2002, December 31, 2003 and December 31, 2004 and (ii) unaudited financial statements for the six month periods ended June 30, 2005 and June 30, 2004 (the "Financial Statements") and has supplemented such statements for events that have taken place up to the date of such filing. The Financial Statements fairly and accurately present the financial condition and operating results of CDI and its Subsidiaries as of the dates, and for the periods, indicated therein, subject to normal year-end adjustments. Except as set forth in the Financial Statements, CDI has no material liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the date of the balance sheet included in the Financial Statements, (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required to be reflected in the Financial Statements , which, in both cases, individually and in the aggregate, are not material to the financial condition or results of operations of CDI. Except as disclosed in the Financial Statements, CDI is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation. The Financial Statements have been prepared in accordance with French GAAP by a reputable accounting firm.

            (15) Intellectual Property.

                (a) CDI, either directly or through a Subsidiary, exclusively owns all right, title and interest to and in the material Intellectual Property of CDI or any Subsidiary of CDI (other than Intellectual Property exclusively licensed to CDI or its Subsidiaries) free and clear of any encumbrances (other than nonexclusive licenses).


                (b) All material Intellectual Property of CDI or any of its Subsidiaries is valid, subsisting and enforceable.

                (c) To the Knowledge of CDI, (i) no Person has infringed, misappropriated, or otherwise violated, and (ii) no Person is currently infringing, misappropriating or otherwise violating, any Intellectual Property of CDI or any Subsidiary of CDI.

                (d) To the Knowledge of CDI, neither CDI or any of its Subsidiaries has infringed (directly, contributorily, by inducement or otherwise), misappropriated or otherwise violated in any material respect any Intellectual Property of any other Person, and is not currently engaging in any such action.

            (16) Insurance. CDI has in full force and effect insurance in amounts customary for companies similarly situated.

            (17) Proprietary Information Agreements. Each current employee, officer or consultant of CDI or any of its Subsidiaries who is engaged in product development has executed a Proprietary Information Agreement, in the form attached hereto as Exhibit C or such other form mutually acceptable to the Parties. To the Knowledge of CDI, no current employee, consultant or officer of CDI has excluded works or inventions made prior to his or her employment with CDI. CDI, after reasonable investigation, is not aware that any of its employees, officers or consultants are in violation thereof, and CDI will use its best efforts to prevent any such violation....

     Section 4.2 Representations and Warranties of NFS. Except as set forth on the Schedule of Exceptions attached hereto as Schedule 4.2, NFS represents and warrants to CDI and JCC, as of the Closing Date, as follows:

            (1) Organization and Standing of NFS. NFS is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado. It has all requisite corporate power and authority to carry on its business as now being conducted, to enter into this Agreement and to carry out and perform the terms and provisions of this Agreement. NFS and each of its Subsidiaries is duly qualified to do business and is in good standing in each jurisdiction in which the failure to be so qualified would have a material adverse effect on the condition (financial or otherwise), business, net worth, assets (including intangible assets), properties or operations of NFS.

            (2) Due Authorization; Enforceability. The execution, delivery, and performance of this Agreement shall have been duly authorized by all requisite corporate action. This Agreement constitutes a valid and binding obligation of NFS enforceable in accordance with its terms (except as limited by bankruptcy, insolvency, or other laws affecting the enforcement of creditors' rights). The execution, delivery and performance of this Agreement will not conflict with any provision of the Articles, Bylaws, minutes or share certificates of NFS, or of any contract to which NFS is a party or otherwise bound.

            (3) Purchase Entirely for Own Account. This Agreement is made with NFS in reliance upon NFS' representation to USCO and CDI, which by NFS' execution of this Agreement confirms, that the NFS Shares to be received by NFS will be acquired for investment for NFS' own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that NFS has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, NFS further represents that it does not have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person or to any third Person, with respect to the NFS Shares.

            (4) Disclosure of Information. NFS believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the NFS Shares. NFS further represents that it has had an opportunity to ask questions and receive answers from USCO regarding the terms and conditions of the offering of the NFS Shares and the business, properties, prospects and financial condition of USCO and CDI and to obtain additional information (to the extent USCO or CDI possessed such information or could acquire it without unreasonable effort or expense) and/or conduct its own independent investigation necessary to verify the accuracy of any information furnished to NFS or to which NFS had access. The foregoing, however, does not limit or modify the representations and warranties of CDI in Section 4.1 of this Agreement or the right of NFS to rely thereon.

            (5) Investment Experience. NFS is experienced in evaluating and investing in the securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the NFS Shares.

            (6) Restricted Securities. NFS understands that the NFS Shares are being sold pursuant to an exemption from registration under the Securities Act. NFS also understands that the NFS Shares may not be sold, transferred or otherwise disposed of by NFS without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the NFS Shares or an available exemption from registration under the Securities Act, the NFS Shares must be held indefinitely. In particular, NFS is aware that the NFS Shares may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that rule are met. Among the conditions for use of Rule 144 may be the availability of current information to the public about USCO which is not now available. In this connection, NFS represents that it is familiar with Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

            (7) Illiquid Investment. NFS further understands that no market exists for the NFS Shares, and there can be no assurance that a market will develop for the NFS Shares. Accordingly, the NFS Shares represent a very illiquid investment with no assurance of an available exit strategy for NFS.

            (8) Accredited Investor. NFS is an "accredited investor" within the meaning of Rule 501 of Regulation D under the Securities Act, as presently in effect.

            (9) Brokers or Finders. Except as provided on Schedule 4.2, all negotiations on the part of NFS relative to this Agreement and the transactions contemplated hereby have been carried on by NFS without the intervention of any Person or as the result of any act of NFS in such manner as to give rise to any valid claim for a brokerage commission, finder's fee, or other like payment.

            (10) Legend. It is understood that the certificates evidencing the NFS Shares shall, prior to registration under the Securities Act, bear the legends set forth in Section 3.5.

     Section 4.3 Representations and Warranties of JCC. Except as set forth on the Schedule of Exceptions attached hereto as Schedule 4.3, JCC hereby represents and warrants to NFS and CDI, as of the Closing Date, as follows:

            (1) Due Authorization; Enforceability. This Agreement has been duly executed, acknowledged, and delivered by JCC and is the legal, valid and binding obligation of JCC, enforceable against JCC in accordance with its terms, except to the extent that the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally or by general principles of equity.

            (2) Title. JCC owns all of the issued and outstanding shares of CDI and such shares have been validly authorized and issued, and free and clear of any and all liens, security interests, claims, encumbrances, or any other restriction.

            (3) Purchase Entirely for Own Account. Except as provided on
Schedule 4.3, this Agreement is made with JCC in reliance upon his representation to USCO, which by his execution of this Agreement confirms, that the JCC Shares to be received by JCC will be acquired for investment for JCC's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that JCC has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, JCC further represents that it does not have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person or to any third Person, with respect to the JCC Shares.

            (4) Disclosure of Information. JCC believes he has received all the information he considers necessary or appropriate for deciding whether to purchase the JCC Shares. JCC further represents that he has had an opportunity to ask questions and receive answers from USCO regarding the terms and conditions of the offering of the JCC Shares and the business, properties, prospects and financial condition of USCO and to obtain additional information (to the extent USCO possessed such information or could acquire it without unreasonable effort or expense) and/or conduct its own independent investigation necessary to verify the accuracy of any information furnished to JCC or to which JCC had access.

            (5) Investment Experience. JCC is experienced in evaluating and investing in the securities of companies in the development stage and acknowledges that he is able to fend for himself, can bear the economic risk of his investment, and has such knowledge and experience in financial or business matters that he is capable of evaluating the merits and risks of the investment in the JCC Shares.

            (6) Restricted Securities. JCC understands that the JCC Shares are being sold pursuant to an exemption from registration under the Securities Act. JCC also understands that the JCC Shares may not be sold, transferred or otherwise disposed of by JCC without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the JCC Shares or an available exemption from registration under the Securities Act, the JCC Shares must be held indefinitely. In particular, JCC is aware that the JCC Shares may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that rule are met. Among the conditions for use of Rule 144 may be the availability of current information to the public about USCO which is not now available. In this connection, JCC represents that he is familiar with Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

            (7) Illiquid Investment. JCC further understands that no market exists for the JCC Shares, and there can be no assurance that a market will develop for the JCC Shares. Accordingly, the JCC Shares represent a very illiquid investment with no assurance of an available exit strategy for JCC.

            (8) Accredited Investor. JCC is an "accredited investor" within the meaning of Rule 501 of Regulation D under the Securities Act, as presently in effect.

            (9) Brokers or Finders. All negotiations on the part of JCC relative to this Agreement and the transactions contemplated hereby have been carried on by JCC without the intervention of any Person or as the result of any act of JCC in such manner as to give rise to any valid claim for a brokerage commission, finder's fee, or other like payment.

            (10) Legend. It is understood that the certificates evidencing the JCC Shares shall, prior to registration under the Securities Act, bear the legends set forth in Section 3.5.

                                    ARTICLE V

                              AFFIRMATIVE COVENANTS

     Section 5.1 Public Announcements. During Pre-Closing Period, no party shall (and no party shall permit any of its Subsidiaries or Representatives to) issue any press release or make any public statement regarding this Agreement, or regarding any of the other transactions contemplated by this Agreement, without the prior written consent of the other parties hereto.

     Section 5.2 Exclusive Dealing. Other than its obligation to assist NFS with its Preferred Offering as provided in Section 2.3, during the Pre-Closing Period, CDI shall not, and shall cause its Representatives and Subsidiaries not to, directly or indirectly:

            (1) solicit, encourage, entertain or enter into discussions or negotiations with respect to any investment in, or purchase of, CDI or any portion of its equity or its assets;

            (2) introduce its business concept to other potential investors during this period; or

            (3) enter into an alternative transaction, a commitment to enter into such a transaction, or a term sheet with any other party concerning such a transaction.

Notwithstanding the foregoing, CDI may continue its relationship with Mr. Neil Persh and his related traders, directly or indirectly, throughout the duration and upon termination of this Agreement; provided that such relationship does not violate any of the provisions of this Section 5.2.

     Section 5.3 Conduct of Business of CDI. During the Pre-Closing Period, CDI shall cause its business and the business of its Subsidiaries to be operated in a manner consistent with current operations and past practices, including without limitation:

            (1) not making any commitments on behalf of USCO or NFS with respect to the operations of USCO following the Closing;

            (2) conferring with NFS prior to implementing operational decisions of a material nature with respect to its business; provided however, that CDI shall not be required to obtain the consent of NFS prior to implementing any such decisions; and

            (3) using its reasonable best efforts, consistent with past practices and policies, to preserve intact its current business organization, keep available the services of its officers, employees and agents and maintain its relations and good will with dealers, suppliers, customers, landlords, creditors, employees, agents and others having business relationships with it.

     Section 5.4 USCO Board of Directors. At or immediately before Closing, the directors of USCO shall appoint a Board of Directors consisting of John R. McKowen and Jean-Christophe Chopin. The other members of USCO's Board of Directors prior to the Closing, if any, shall thereafter resign.

     Section 5.5 Management and Operations of USCO. JCC shall be the President and Chief Executive Officer of USCO with all the customary powers and responsibilities attendant to that position. The USCO Board of Directors shall consist of one member nominated jointly by JCC and CDI and one member nominated by NFS.

     Section 5.6 Due Diligence Investigation; Confidentiality.

            (1) CDI and its Subsidiaries agree to cooperate with NFS' due diligence investigation of CDI, including its Subsidiaries, and to provide NFS and its Representatives with prompt and reasonable access to the books, records, contracts, personnel, customers and suppliers of CDI and its Subsidiaries and to such other information pertaining to CDI as NFS may request (collectively, the "Due Diligence Information"). In this respect NFS acknowledges that the information and other documentation CDI may provide in response to NFS' due diligence investigation will be in the form of customary European documentation generally prepared in accordance with European rules and regulations. NFS will be under no obligation to continue with its due diligence investigation if at any time the results of such investigation are not satisfactory to NFS for any reason in its sole discretion. In such event, NFS may terminate this Agreement as set forth in Sections 3.2(8) and 7.1(3).

            (2) Except as otherwise permitted under Section 5.6(4), each of the Parties will keep, and will cause its Representatives to keep, all Confidential Information confidential. The term "Confidential Information" means all information concerning a Party (the "Disclosing Party"), whether prepared by the Disclosing Party, its advisors or otherwise, which is furnished to the other Party (the "Receiving Party"), by or on behalf of the Disclosing Party, including, without limitation, all written, electronic, recorded or oral information, data, records, files, lists, materials, documents, or know-how; provided, however, that the term "Confidential Information" does not include information which: (i) becomes generally available to the public other than as a result of a disclosure by the Receiving Party, the Receiving Party's affiliates, or the Receiving Party's affiliates' directors, officers, employees, agents, Representatives or advisors (collectively, the "Representatives") in breach of the terms hereof; (ii) becomes available to the Receiving Party on a non-confidential basis from a source other than the Disclosing Party or its Representatives, provided that such source is not bound by an agreement prohibiting the disclosure of the information in question to the Receiving Party; or (iii) was within the possession of the Receiving Party or its Representatives prior to its being furnished to the Receiving Party by or on behalf of the Disclosing Party.

            (3) Upon written request by the Disclosing Party, the Receiving Party shall promptly redeliver to the Disclosing Party all written Confidential Information and any other written or electronic material containing or generated from the Confidential Information (whether prepared by the Disclosing Party its advisors or otherwise) and will not retain any copies, extracts, or other reproductions, in whole or in part, of such written or electronic material. All copies of written or electronic material prepared by the Receiving Party or the Receiving Party's advisors based on any Confidential Information shall be destroyed, and such destruction shall be certified in writing to the Disclosing Party by an authorized officer of the Receiving Party.

            (4) If, in connection with any legal proceeding or administrative action, the Receiving Party or any of the Representatives are requested to disclose any Confidential Information by way of providing oral testimony or responding to any subpoena, interrogatories, requests for information or documents, civil investigative demand or other similar process, the Receiving Party will promptly notify the Disclosing Party of such fact in order to permit the Disclosing Party to seek a protective order or take other appropriate action. The Receiving Party will also reasonably cooperate in the Disclosing Party's efforts to obtain a protective order or other reasonable assurance that confidential treatment will be accorded the Confidential Information. If, in the absence of a protective order, the Receiving Party or any of the Representatives are, in the opinion of the Receiving Party's counsel, compelled as a matter of law to disclose the Confidential Information or else become subject to judicial contempt proceedings or suffer other censure or penalty of liability, the Receiving Party and/or the Representatives may disclose to the party compelling disclosure only the part of the Confidential Information that is required to be disclosed and, where possible, will use reasonable efforts to obtain confidential treatment therefor.

                                   ARTICLE VI

                              POST-CLOSING MATTERS


     Section 6.1 Registration and Listing of USCO Securities. Following the Closing, USCO will use commercially reasonable efforts to file with and have declared effective by the SEC on or before March 31, 2006, a registration statement on Form SB-2 (or such other appropriate form under the Securities Act (the "Registration Statement"), provided the market conditions are appropriate. In connection with such registration, USCO, with the guidance, assistance and support of NFS, shall as soon as reasonably possible:

            (1) enter into one or more underwriting agreements, engagement letters, agency agreements, "best efforts" underwriting agreements or similar agreements, as appropriate, and take such other actions in connection therewith as reasonably necessary to expedite or facilitate the disposition of the securities to be registered (the "Registered Securities"); and

            (2) cause all such Registered Securities to be listed on the Nasdaq National Market ("Nasdaq Market") with the assistance of NFS and to use its commercially reasonable efforts to secure designation of all such Registered Securities covered by such registration statement as a Nasdaq "National Market System Security" within the meaning of Rule 11Aa2-1 under the Exchange Act, or, failing that, to secure Nasdaq Market authorization for such Registered Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registered Securities with the National Association of Securities Dealers.

     Section 6.2 Management Stock Option. Upon completion of the USCO public offering set forth in Section 6.1 provided USCO has a minimum valuation of at least One Hundred Million USD ($100,000,000), and subject to Nasdaq Market requirements in effect at the time of such grant, USCO shall grant an option to purchase up to 10% of the equity of USCO outstanding immediately following the completion of the public offering to the management of CDI with an exercise price per share of the lesser of $2.50 per share or the current fair market value of the common stock on the date of the grant. The stock option shall be fully vested on the date of grant. JCC, as the CEO of USCO, shall have sole responsibility for recommending to the USCO Board of Directors how to allocate such stock options to the members of management subject to the applicable regulations.


                                   ARTICLE VII

                                   TERMINATION

     Section 7.1 Termination. This Agreement may be terminated prior to the
Closing:

            (1) by mutual written consent executed by NFS, CDI and JCC at any time;

            (2) by CDI if any event occurs which renders satisfaction of one or more of the conditions to CDI's obligations set forth in Section 3.3 impossible;

            (3) by NFS if any event occurs which renders satisfaction of one or more of the conditions to obligations of NFS set forth in Section 3.2 impossible; or

            (4) by JCC if any event occurs which renders satisfaction of one or more of the conditions to JCC's obligations set forth in Section 3.4 impossible;

            (5) by either CDI, JCC or NFS if the Closing has not occurred on or prior to November 30, 2005 or 30 days after the completion of an offering document jointly prepared by CDI and NFS, whichever is later.

     Section 7.2 Termination Procedure. If CDI or JCC wishes to terminate this Agreement pursuant to Section 7.1, they shall deliver to NFS a written notice stating that CDI or JCC is terminating this Agreement and setting forth a brief description of the basis on which they are terminating this Agreement. If NFS wishes to terminate this Agreement pursuant to Section 7.1, NFS shall deliver to CDI and JCC a written notice stating that NFS is terminating this Agreement and setting forth a brief description of the basis on which NFS is terminating this Agreement.

     Section 7.3 Remedies. In the event of termination of this Agreement pursuant to Section 7.1:

            (1) each party shall redeliver all documents, work papers and other material of any other party relating to the transactions contemplated hereby, whether obtained before or after the execution hereof, to the party furnishing the same; and

            (2) all obligations of the parties hereto under this Agreement shall terminate and there shall be no liability of any party hereto to any other party and each party hereto shall bear its own expenses incurred in connection with the negotiation, preparation, execution and performance of this Agreement; provided that the foregoing shall not relieve any party of liability for damages actually incurred by any other party as a result of any breach of this Agreement resulting from the willful misconduct or grossly negligent act or omission of the party permitting, causing or committing such breach.


                                  ARTICLE VIII

                                  MISCELLANEOUS

     Section 8.1 Amendment. This Agreement may be amended in any manner as may be determined in the judgment of NFS, JCC and CDI to be necessary, desirable, or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purpose and intent of this Agreement, subject to the provision herein that any amendment shall be ineffective unless in writing and executed by the parties hereto.

     Section 8.2 Counterparts and Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which shall constitute an original as against any party whose signature appears thereon, all of which together shall constitute a single instrument. The Agreement shall become binding when one or more counterparts, individually or taken together, bear the signatures of all parties. This Agreement may be executed by facsimile signature and the facsimile signature of any party shall constitute an original in all respects.

     Section 8.3 Waiver of Conditions. Either party may waive any condition precedent, term or condition of this Agreement but such a waiver shall be ineffective unless in writing and executed by an authorized representative of both parties hereto.

     Section 8.4 Assignment. Neither this Agreement nor any right created hereby shall be assignable by NFS, JCC or CDI without the prior written consent of the other party. Nothing in this Agreement, express or implied, is intended to confer upon any Person, other than the parties hereby and their respective successors, assigns, heirs, executors, administrators, or personal representatives, any rights or remedies under or by reason of this Agreement.

     Section 8.5 Entire Agreement. This Agreement, the Exhibits hereto, and the certificates delivered pursuant hereby constitute the full and entire understanding and agreement between the parties with regard to the subject hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants or agreements except as specifically set forth herein. All prior agreements and understandings are superseded by this Agreement and the Exhibits thereto.

     Section 8.6 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Colorado or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Colorado.

     Section 8.7 Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section 8.8 Notices. All notices and other communications required or permitted under this Agreement must be in writing and may be given by personal delivery or U.S. mail, or confirmed facsimile. If given by mail, such notice must be sent by registered or certified mail, postage prepaid, mailed to the party at the respective address set forth below, and shall be effective only if and when received by the party to be notified. For purposes of notice, the addresses of the parties shall, until changed as hereinafter provided, be as follows:

            (1) If to NFS:

                  Navidec Financial Services, Inc.
                  6399 S. Fiddler's Green Circle
                  Greenwood Village, CO 80111
                  Attn: Robert D. Grizzle
                  Facsimile No.: (303) 222-1001
                  Phone No. to Confirm Fax: (303) 222-1120

                  With a copy to:

                  Ballard Spahr Andrews & Ingersoll, LLP
                  1225 17th Street, Suite 2300
                  Denver, CO 80202
                  Attn: Roger V. Davidson, Esq.
                  Facsimile No.: (303) 382-4607
                  Phone No. to Confirm Fax: (303) 299-7307

            (2) If to CDI:

                  Chopin Developpement International
                  Jean-Christophe Chopin
                  President and CEO
                  128 rue du Faubourg Saint Honore
                  75008 Paris
                  France
                  Facsimile No : 015 353 4301
                  Phone to Confirm Fax : 33 607 158 565

                  With a copy to :

                  Etienne Mouthon

                  ---------------------------------

                  ---------------------------------
                  Facsimile No : __________________
                  Phone to Confirm Fax : 33 153 534 333

            (3) If to JCC:

                  Jean-Christophe Chopin
                  128 rue du Faubourg Saint Honore
                  75008 Paris
                  France
                  Facsimile No : 015 353 4301
                  Phone to Confirm Fax : 33 607 158 565

     or at such other address or facsimile number as any party may have advised the other in writing.

     Section 8.9 Attorney Fees. If any action at law or in equity, including an action for declaratory relief, is brought to enforce or interpret the provisions of this Agreement, the prevailing party shall be entitled to recover reasonable attorney fees from the other party or parties, which fees shall be in addition to any other relief which may be awarded.

     Section 8.10 Indemnification by NFS. NFS agrees to indemnify and hold CDI and JCC harmless against any loss, liability, damage or expense (including reasonable attorney fees and costs) which CDI or JCC may suffer, sustain or become subject to as a result of or in connection with the breach by NFS of any representation, warranty, covenant or agreements of NFS contained in this Agreement

     Section 8.11 Indemnification by CDI. CDI agrees to indemnify and hold NFS harmless against any loss, liability, damage or expense (including reasonable attorney fees and costs) which NFS may suffer, sustain or become subject to as a result of or in connection with the breach by CDI of any representation, warranty, covenant or agreements of CDI contained in this Agreement.

     Section 8.12 Further Action. Subject to the terms and conditions herein provided, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate the transactions contemplated by this Agreement.

     Section 8.13 Survival of Representations and Warranties. All statements of fact contained herein, or in any certificate or schedule delivered by or on behalf of CDI, NFS or JCC pursuant to the terms hereof, shall be deemed representations and warranties made by CDI, NFS or JCC, respectively, to each other under this Agreement. The representations and warranties of CDI, NFS or JCC shall survive for a period of one year following the Closing.

     Section 8.14 Headings. The headings are included for convenience only and shall not affect the construction or interpretation of this Agreement.

     Section 8.15 Expenses. Each of the parties shall be responsible for all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement and any related agreements.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, this Agreement is hereby duly executed by each party hereto as of the date first written above.



CHOPIN DEVELOPPEMENT INTERNATIONAL ,
a French corporation


By:  /s/ Jean-Christophe Chopin
     -------------------------------------
     Jean-Christophe Chopin
     President and Chief Executive Officer



NAVIDEC FINANCIAL SERVICES, INC.,
a Colorado corporation


By:  /s/ John R. McKowen
     -------------------------------------
     John R. McKowen
     Chief Executive Officer




JEAN-CHRISTOPHE CHOPIN



/s/ Jean-Christophe Chopin
------------------------------------------
Jean-Christophe Chopin